                                                                    EXHIBIT 99.1

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
ProNet Inc.

    We have audited the accompanying combined balance sheets of Page East, Inc., as of December 31, 1994 and 1993, and the related combined statements of operations, stockholder's equity, and cash flows for the years then ended. These combined financial statements are the responsibility of Page East, Inc.'s management. Our responsibility is to express an opinion on these combined statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Page East, Inc. at December 31, 1994 and 1993, and the combined results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                    ERNST & YOUNG LLP

June 9, 1995
Dallas, Texas

                                PAGE EAST, INC.

                            COMBINED BALANCE SHEETS

                                     ASSETS

                                                                                                     DECEMBER 31,
                                                                                                ----------------------
                                                                                                   1994        1993
                                                                                   MARCH 31,    ----------  ----------
                                                                                     1995
                                                                                  -----------
                                                                                  (UNAUDITED)
Cash............................................................................  $   105,322   $   28,241  $   78,849
Trade accounts receivable.......................................................      215,373      263,935     142,637
Inventories.....................................................................       87,146       30,744      33,808
Due from affiliates.............................................................      465,338      166,612      38,291
Note receivable.................................................................       35,040       35,040       5,040
                                                                                  -----------   ----------  ----------
    Total current assets........................................................      908,219      524,572     298,625
Equipment:
  Pagers........................................................................      886,271      922,234     825,915
  Communications equipment......................................................    1,006,356    1,031,061     999,813
  Office and other equipment....................................................       27,697       24,040      17,539
                                                                                  -----------   ----------  ----------
                                                                                    1,920,324    1,977,335   1,843,267
  Less allowance for depreciation...............................................    1,441,571    1,442,887   1,137,112
                                                                                  -----------   ----------  ----------
                                                                                      478,753      534,448     706,155
Other assets....................................................................       79,062       16,510      37,800
                                                                                  -----------   ----------  ----------
    Total assets................................................................  $ 1,466,034   $1,075,530  $1,042,580
                                                                                  -----------   ----------  ----------
                                                                                  -----------   ----------  ----------

                                         LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
  Trade payables................................................................  $    35,429   $   73,446  $  166,185
  Advances from stockholder (Note 3)............................................      380,000      380,000     440,902
  Customer deposits.............................................................       77,751       75,342      53,663
  Note payable to related party.................................................      --            --          50,000
                                                                                  -----------   ----------  ----------
    Total current liabilities...................................................      493,180      528,788     710,750
Stockholder's equity:
  Common stock $10 par value:
    Authorized shares -- 1,000
    Issued and outstanding shares -- 100........................................        1,000        1,000       1,000
  Additional paid in capital....................................................       15,000       15,000      15,000
  Retained earnings.............................................................      956,854      530,742     315,830
                                                                                  -----------   ----------  ----------
                                                                                      972,854      546,742     331,830
                                                                                  -----------   ----------  ----------
    Total liabilities and stockholder's equity..................................  $ 1,466,034   $1,075,530  $1,042,580
                                                                                  -----------   ----------  ----------
                                                                                  -----------   ----------  ----------

                            See accompanying notes.

                                PAGE EAST, INC.

                       COMBINED STATEMENTS OF OPERATIONS

                                                                                         YEARS ENDED DECEMBER 31,
                                                                                        --------------------------
                                                                                            1994          1993
                                                                         THREE MONTHS   ------------  ------------
                                                                             ENDED
                                                                           MARCH 31,
                                                                             1995
                                                                         -------------
                                                                          (UNAUDITED)
Recurring revenues.....................................................   $   817,837   $  2,678,781  $  2,062,887
Product sales..........................................................       105,605        288,551       230,963
                                                                         -------------  ------------  ------------
    Total revenues.....................................................       923,442      2,967,332     2,293,850
Cost of products sold..................................................        93,873        250,140       181,415
                                                                         -------------  ------------  ------------
    Net revenues.......................................................       829,569      2,717,192     2,112,435
Cost of pager lease and access services................................       163,031        871,124       524,318
                                                                         -------------  ------------  ------------
  Gross margin.........................................................       666,538      1,846,068     1,588,117
Expenses:
  Selling, general, and administrative.................................       214,390        938,340       913,786
  Depreciation and amortization........................................        69,499        319,414       339,577
                                                                         -------------  ------------  ------------
                                                                              283,889      1,257,754     1,253,363
                                                                         -------------  ------------  ------------
Operating income.......................................................       382,649        588,314       334,754
Other income...........................................................        43,463         16,206        44,841
                                                                         -------------  ------------  ------------
Net income.............................................................   $   426,112   $    604,520  $    379,595
                                                                         -------------  ------------  ------------
                                                                         -------------  ------------  ------------

                            See accompanying notes.

                                PAGE EAST, INC.

                       COMBINED STATEMENTS OF CASH FLOWS

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                          ------------------------
                                                                                             1994         1993
                                                                          THREE MONTHS    -----------  -----------
                                                                        ENDED MARCH 31,
                                                                              1995
                                                                        ----------------
                                                                          (UNAUDITED)
Operating activities:
  Net income..........................................................    $    426,112    $   604,520  $   379,595
  Adjustments to reconcile net income to cash provided by operating activities:
    Depreciation and amortization.....................................          69,499        319,414      339,577
    Changes in operating assets and liabilities:
      Trade accounts receivable.......................................          48,562       (121,298)       7,256
      Inventories.....................................................         (56,402)         3,064       (3,027)
      Trade payables..................................................         (38,017)       (92,639)      41,770
      Due from affiliates.............................................        (375,082)      (496,739)    (434,911)
      Customer deposits...............................................           2,409         21,679       20,024
                                                                        ----------------  -----------  -----------
Net cash provided by operating activities.............................          77,081        238,001      350,284
                                                                        ----------------  -----------  -----------
Investing activities:
  Purchases of equipment..............................................         --            (147,707)    (283,376)
  Funding of note receivable..........................................         --             (30,000)     --
                                                                        ----------------  -----------  -----------
Net cash used by investing activities.................................         --            (177,707)    (283,376)
                                                                        ----------------  -----------  -----------
Financing activities:
  Payment of note payable.............................................         --             (60,902)     (40,000)
  Payment of advances from stockholder................................         --             (50,000)     --
                                                                        ----------------  -----------  -----------
Net cash used by financing activities.................................         --            (110,902)     (40,000)
                                                                        ----------------  -----------  -----------
Net (decrease) increase in cash.......................................          77,081        (50,608)      26,908
Cash at beginning of year.............................................          28,241         78,849       51,941
                                                                        ----------------  -----------  -----------
Cash at end of year...................................................    $    105,322    $    28,241  $    78,849
                                                                        ----------------  -----------  -----------
                                                                        ----------------  -----------  -----------

                            See accompanying notes.

                                PAGE EAST, INC.

                  COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                               RETAINED
                                                                        COMMON      PAID-IN    EARNINGS
                                                                         STOCK      CAPITAL   (DEFICIT)     TOTAL
                                                                      -----------  ---------  ----------  ----------
Balance at January 1, 1993..........................................   $   1,000   $  15,000  $  (63,765) $  (47,765)
  Net income........................................................      --          --         379,595     379,595
                                                                      -----------  ---------  ----------  ----------
Balance at December 31, 1993........................................       1,000      15,000     315,830     331,830
  Net income........................................................      --          --         604,520     604,520
  Distribution to shareholder.......................................      --          --        (389,608)   (389,608)
                                                                      -----------  ---------  ----------  ----------
Balance at December 31, 1994........................................       1,000      15,000     530,742     546,742
  Net income (unaudited)............................................      --          --         426,112     426,112
                                                                      -----------  ---------  ----------  ----------
Balance at March 31, 1995...........................................   $   1,000   $  15,000  $  956,854  $  972,854
                                                                      -----------  ---------  ----------  ----------
                                                                      -----------  ---------  ----------  ----------

                            See accompanying notes.

                                PAGE EAST, INC.
                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND BASIS OF PRESENTATION
    These financial statements combine the financial positions, results of operations, and cash flows of Page East, Inc. (Page East) and the paging assets and paging operations of Coastal Carolina Communications, Inc. (Coastal, and collectively, the Company). Page East entered into an agreement to purchase the paging assets of Coastal on May 8, 1995. On May 10, 1995, ProNet Inc. (ProNet) signed a letter of intent to purchase the stock of Page East, including the assignment of the right to purchase the paging assets of Coastal.

    The Company sells and leases paging equipment and operates paging systems in North Carolina.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    REVENUE RECOGNITION

    Leasing revenue is recognized as it is earned. The Company also sells pagers for which revenue is recognized at the point of sale.

    CREDIT CONCENTRATIONS

    The Company's customers are concentrated in eastern North Carolina. No single customer accounted for a significant amount of the Company's sales. The Company reviews a customer's credit history before extending credit and generally does not require significant collateral. Bad debts are recognized on the specific write-off method.

    INVENTORIES

    Inventories which consist of pagers held for resale are valued at lower of cost or market. Cost is determined by the first-in-first-out (FIFO) method.

    EQUIPMENT

    Equipment is recorded at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Estimated useful lives generally range from three to ten years.

    OTHER ASSETS

    Other assets includes a noncompete agreement which is being amortized on a straight-line method over four years.

    INCOME TAXES

    The Company has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. Accordingly, the Company's income or loss passes through its stockholder for inclusion in his individual income tax returns.

3.  RELATED PARTY TRANSACTIONS
    Certain administrative services are provided to the Company for a fee from related entities which are owned or controlled by the stockholder.

    The Company has received advances from its stockholder and entities controlled by the stockholder. These advances which are non-interest bearing are due on demand.

    The Company leases, from its stockholder or related entities controlled by the stockholder, office space and certain tower transmission sites under agreements which are classified as operating leases. Rent expense for 1994 and 1993 under such operating leases was approximately $400,000 and $115,000, respectively.

4.  STOCKHOLDER'S DISTRIBUTIONS
    Distributions to stockholder represents assets which will be retained by the stockholder.